                                                                      Exhibit 24


                                POWER OF ATTORNEY

Each director and/or officer of American Eagle Outfitters, Inc. (The "Corporation") whose signature appears below hereby appoints Laura Weil or Dale
E. Clifton as his or her attorneys or any of them individually as his or her attorney, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the"Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the year ended January 30, 1999, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

          IN WITNESS WHEREOF, we have hereunto set our hands as of April 21, 1999.

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
Signature                                   Title
---------                                   -----

 /s/ Jay L. Schottenstein                   Chairman and Chief Executive Officer
---------------------------------           (Principal Executive Officer)
 Jay L. Schottenstein


/s/ Saul Schottenstein                      Vice Chairman and Director
---------------------------------
Saul Schottenstein

/s/ George Kolber                           Vice Chairman, Chief Operating Officer and Director
---------------------------------
George Kolber

/s/ Roger S. Markfield                      President, Chief Merchandising Officer and Director
---------------------------------
Roger S. Markfield

/s/ Laura Weil                              Executive Vice President and Chief Financial Officer
---------------------------------           (Principal Financial Officer)
Laura Weil


/s/ Dale E. Clifton                         Vice President, Controller, and Chief Accounting Officer
---------------------------------           (Principal Accounting Officer)
Dale E. Clifton


/s/ Ari Deshe                               Director
---------------------------------
Ari Deshe

/s/ Jon P. Diamond                          Director
---------------------------------
Jon P. Diamond

/s/ Martin P. Doolan                        Director
---------------------------------
Martin P. Doolan

/s/ Gilbert W. Harrison                     Director
----------------------------------
Gilbert W. Harrison

/s/ Michael G. Jesselson                    Director
----------------------------------
Michael G. Jesselson

/s/ Thomas R. Ketteler                      Director
----------------------------------
Thomas R. Ketteler

/s/ John L. Marakas                         Director
-------------------------------------
John L. Marakas

/s/ David W. Thompson                       Director
---------------------
David W. Thompson

/s/ Gerald E. Wedren                        Director
--------------------------
Gerald E. Wedren
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